BLACKROCK FUNDS II —
BLACKROCK KENTUCKY MUNICIPAL BOND PORTFOLIO

Supplement dated February 18, 2011 to the
Prospectus and Statement of Additional Information, each dated October 28, 2010

On February 9, 2011, the Board of Trustees of BlackRock Funds II, on behalf of its series, BlackRock Kentucky Municipal Bond Portfolio (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on February 23, 2011, the Fund will no longer accept orders to purchase Fund shares from new investors or existing shareholders. On or about July 14, 2011, all of the assets of the Fund will be liquidated, each investor’s shares will be redeemed at net asset value per share, and the Fund will then be terminated.

In order to maintain compliance with certain Federal income tax requirements, the Fund expects to invest at least 50% of the value of its total assets in securities exempt from federal income tax until June 30, 2011. Prior to that time, the Fund may hold the remaining 50% of its total assets in cash or may invest such assets in the BlackRock Money Market Portfolio, a series of BlackRock Funds. The Fund will commence liquidating its investments on February 22, 2011. Once the liquidation process is complete, the Fund will be liquidated.

During the liquidation period, the Fund may continue to invest the proceeds from sales of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky), although such investments may constitute substantially less than 80% of its total assets. During this period, the Fund may also invest in variable rate demand securities. The Fund will seek to invest in Kentucky tax-exempt variable rate demand securities that are deemed appropriate by Fund management. However, if such variable rate demand securities are not available, then the Fund may invest in non-Kentucky tax-exempt variable rate demand securities. The Fund’s investments in variable rate demand securities during the liquidation period may be substantial and constitute up to 60% of its total assets.

In connection with investments in variable rate demand securities, an investment in the Fund would be subject to the following additional principal risk:

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

ALLPR&SAI-KY-0211SUP